UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2020 (July 16, 2020)

BLACK CACTUS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55880	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2027 W. Division Street, Suite 137 Chicago, Illinois	60622
(Address of principal executive offices)	(Zip Code)

                              (773) 683-1671

Registrant’s telephone number, including area code

                                                N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01. Other Events.

On July 16, 2020, Black Cactus Global, Inc. (the “Company”) issued a press release announcing that (i) a new leadership team has been appointed; (ii) certain industry leading blockchain development software technology has been acquired; and (iii) all required periodic reports have been filed with the Securities and Exchange Commission and the Company is now current.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CACTUS GLOBAL, INC.

Date: July 17, 2020	By:	/s/ Lawrence P. Cummins
	Name:	Lawrence P. Cummins
	Title:	Chief Executive Officer